UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2012

Commission file number 000-54548

ACCELERATED ACQUISITIONS XVI, INC.
(Exact name of registrant as specified in its charter)

Delaware	45-3743339
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1840 Gateway Drive, Suite 200, Foster City, CA 94404
 (Address of principal executive offices)

(650) 283-2653
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

The Board of Directors of Accelerated Acquisitions XVI, Inc. (the “Company”) approved of the engagement of Anton & Chia, LLP, Newport Beach, California as the Company’s new independent registered public accounting firm on December 17, 2012, and also Peter Messineo, CPA, Palm Harbor, Florida (“Messineo”) declined to stand for re-election from that role.

From the Company’s inception on October 21, 2012 through December 17, 2012, the Company did not consult with Anton & Chia, LLP regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The report of Messineo on the financial statements of the Company for the period ended June 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred material losses, and has limited cash. These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

From the Company’s inception on October 21, 2011 through December 17, 2012, there were no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Messineo’s satisfaction, would have caused Messineo to make reference to the subject matter of the disagreements in connection with its report. In addition, from the Company’s inception on October 21, 2011 through December 17, 2012, Messineo did not advise the Company of any information that would lead it to no longer be able to rely on management's representations, or that would make it unwilling to be associated with the financial statements prepared by management. Messineo also has not informed the Company of any information that would materially impact the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

The Company requested that Messineo furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Messineo agreed with the above statements. A copy of Messineo’s letter to the SEC dated December 18, 2012 is filed as an Exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit 16.1 Letter from Peter Messineo, CPA dated December 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2012

ACCELERATED ACQUISITIONS XVI, INC.
	By:	/s/ Onkar Dhaliwal
Onkar Dhaliwal
President